                                                                EXHIBIT 10.53

                                                                [LITIGATION]
                                                             EXECUTION COPY
                                                                (Craig Camalo)
                                PLEDGE AGREEMENT

                 This PLEDGE AGREEMENT, dated as of October 24, 1997 (together with all amendments, if any, from time to time hereto, this "Agreement") between Craig S. Camalo (the "Pledgor"), Code-Alarm, Inc., a Michigan corporation (the "Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as Agent for "Lenders", as defined below ("Agent").

                              W I T N E S S E T H:


                 WHEREAS, pursuant to that certain Litigation L/C and Term Loan C Agreement dated as of the date hereof by and among Borrower, Agent and the Persons signatory thereto from time to time as Term Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified (the "Credit Agreement"), such Term Lenders (collectively, the "Lenders") have agreed to incur Litigation Obligations for the benefit of Borrower;

                 WHEREAS, Pledgor is the record and beneficial owner of the shares of stock listed in Schedule I hereto;

                 WHEREAS, in order to induce Agent and Lenders to incur the Litigation L/C Obligations and certain other Litigation Obligations, including the obligations constituting Term Loan C, or to advance the Term Loan C, as provided for in the Credit Agreement, Pledgor has agreed to pledge the Pledged Collateral to Agent in accordance herewith;

                 NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to incur Obligations under the Credit Agreement, it is agreed as follows:

                 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                 "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

                 "Pledged Collateral" has the meaning assigned to such term in
        Section 2 hereof.

                 "Pledged Entity" means Borrower.

                 "Pledged Shares" means those shares listed in Schedule I hereto.

                 "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

                 2. Pledge. Pledgor hereby pledges to Agent, and grants to Agent for itself and the benefit of Lenders, a continuing security interest in all of the following, other than Permitted Encumbrances (collectively, the "Pledged Collateral"):

                          (i) the Pledged Shares and the certificates representing the Pledged Shares; and

                          (ii) such portion, as determined by Agent as provided in Section 6(d) below, of any additional shares of the same series of stock as the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares.

                 3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Litigation Collateral Documents (hereinafter, the "Loan Documents") and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

                 4. Delivery of Pledged Collateral. All certificates evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of Lenders, pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.

                 5.       Representations and Warranties.

                 (a) Pledgor represents and warrants to Agent that on the Closing Date:

                 (i) Pledgor is, and at the time of delivery of the Pledged Shares to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for Permitted Encumbrances or for any Lien created by this Agreement;

                 (ii) Pledgor has the right to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Agent as provided herein;




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

                 (b) Borrower represents and warrants to the Agent that on the Closing Date and, unless otherwise specified below, as of each time Borrower requests or accepts the proceeds of an Advance or Loan under the Credit
Agreement:

                 (i) All Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

                 (ii) None of the Pledged Shares has been issued in violation of applicable federal and state securities laws;

                 (iii) The Pledged Shares are currently owned of record by Pledgor, and are currently represented by the certificates listed in
         Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments issued by the Borrower of any character whatsoever relating to the Pledged Shares;

                 (iv) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by applicable securities and except as may be required by a change in control of Borrower;

                 (v) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid Lien on and perfected security interest in favor of the Agent for the benefit of Agent and Lenders in the Pledged Collateral, securing the payment of the Secured Obligations;

                 (vi) This Agreement has been duly authorized, executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                 (vii) The Pledged Shares constitute 100% of the issued and outstanding shares of Series B Preferred Stock of Borrower.

                 (c)      The representations and warranties set forth in this
Section 5 shall survive the execution and delivery of this Agreement.

                 6. Covenants. Pledgor or Borrower, as applicable, covenants and agrees that until the Termination Date:

                 (a) Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Agent or the Credit Agreement;

                 (b) Pledgor will, at Borrower's expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at Borrower's expense, in maintaining and preserving Agent's Lien in the Pledged Collateral and in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                 (c) Borrower will defend Pledgor's title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person; and

                 (d) Pledgor will, upon obtaining ownership of any additional shares of the same series of stock as the Pledged Shares as is being pledged hereby on the date hereof, which stock is not already Pledged Collateral.

                 7. Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

                 (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                          (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                          (ii) the consolidation or merger of a Pledged Entity with any other Person;

                          (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                          (iv) any change in the authorized number of shares of the Borrower's Series B Preferred Stock; or



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


                          (v) the alteration of the voting rights with respect to the Pledged Shares; and

                 (b)      (i)     Pledgor shall be entitled, from time to time,
                 to collect and receive for its own use all cash dividends paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement; and

                          (ii) all dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                 8.       Defaults and Remedies.

                 (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates representing or evidencing
         Pledged Collateral for certificates of smaller or larger denominations, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten (10) days' notice to Pledgor and to Borrower of the time and place of any public sale or of the time at which a private sale is to take place (which notice
         Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Agent as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Termination Date; provided, however, Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent.





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

                 (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

                 (c) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this
         Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                         (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                          (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;





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

                          (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                          (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                 (d) Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

                 (e) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

                 (f) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and





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

         Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

                 9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against Pledgor in any respect.

                 10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

                 11. Termination. Immediately following the Termination Date, Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

                 12. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                 (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                 (d)      the insolvency of any Credit Party; or

                 (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.




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

                 13. Release. Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

                 (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

                 (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

                 14. Reinstatement. Notwithstanding anything contained herein to the contrary, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded, avoided or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent transfer", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. Notwithstanding anything contained herein to the contrary, in the event that any payment, or any part thereof, is rescinded, avoided, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, avoided, reduced, restored or returned.

                 15.      Miscellaneous.

                 (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.





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

                 (b) Borrower agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement as provided in the Credit Agreement.

                 (c) The Pledgor shall have no personal liability for payment of the Secured Obligations, and in any action or suit to collect the Secured Obligations Agent shall not seek any in personam judgment against the Pledgor or any judgment for a deficiency but shall look solely to the security interests hereunder and the Pledged Collateral described herein for payment of the Secured Obligations. Nothing contained in this Section shall be construed to impair the validity of the Secured Obligations or this Agreement or affect or impair in any way the right of Agent to exercise its rights and remedies under the Credit Agreement in accordance with its terms.

                 (d) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                 (e) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND PLEDGOR.

                 16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

                 17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.



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

                 18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                 19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

                 20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                        CRAIG S. CAMALO

                                         /s/ Craig S. Camalo
                                         -------------------------------



                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent



                                        By: /s/ Timothy S. Van Kirk
                                            ---------------------------------

                                         Name: /s/ Timothy S. Van Kirk
                                              ------------------------------
                                               Its Duly Authorized Signatory


                                        CODE-ALARM, INC.,
                                        as Borrower



                                        By: /s/ Rand Mueller
                                           ---------------------------------

                                         Name: Rand Mueller
                                              ------------------------------
                                               Its Duly Authorized Signatory

                                   SCHEDULE I

                                 PLEDGED SHARES





                                       Class           Stock Certificate             Number               Percentage of
        Pledged Entity                of Stock             Number(s)               of Shares            Outstanding Shares
        --------------                --------         -----------------           ---------            ------------------
        Code-Alarm, Inc.               Series B              B-1                       1                      100%
                                       Preferred
                                       Stock

                                  SCHEDULE II

                                PLEDGE AMENDMENT

                 This Pledge Amendment, dated October 24, 1997 is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the shares pledged prior to this Pledge Amendment and as to the shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated October 24, 1997, between undersigned, as Pledgor, and General Electric Capital Corporation, as Agent, (the "Pledge Agreement") and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations and the other Obligations (as defined in that certain Credit Agreement dated as of October 24, 1997 among Code-Alarm, Inc., the Persons named therein as Credit Parties, the Persons signatory thereto from time to time as Lenders and General Electric Capital Corporation, as Agent).


                                      CODE-ALARM, INC.


                                      By:_____________________________________
                                         Name:________________________________
                                         Title:_______________________________



                Name and                                               Class          Certificate           Number
            Address of Pledgor                Pledged Entity         of Stock           Number(s)         of Shares
            ------------------                --------------         --------          ----------         ---------

                                    EXHIBIT
                                       to
                                PLEDGE AGREEMENT
                         dated as of  October 24, 1997


                              Form of Stock Power




                                  STOCK POWER


                 FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to ________________________________________   _____ Share of
Series B Preferred Capital Stock of Code-Alarm, Inc., a Michigan corporation, represented by Certificate No. ______________________ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________________________as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary endorsements or other acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:_________________


                                CRAIG S. CAMALO



                                _________________________

                                  STOCK POWER


                 FOR VALUE RECEIVED, the undersigned does hereby sell, assign
and transfer to ________________________________________   _____ Share of
Series B Preferred Capital Stock of Code-Alarm, Inc., a Michigan corporation, represented by Certificate No. _______________________ (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ______________________________________as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary endorsements or other acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.



Dated:_____________________


                              CRAIG S. CAMALO



                              /s/ Craig S. camalo
                              ---------------------------